SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                                 August 23, 2000
                ------------------------------------------------
                Date of report (Date of Earliest Event Reported)

                          DYNAMIC MATERIALS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   DELAWARE                           08328                         84-0608431
(State or Ot                       (Commission                    (IRS Employer
Jurisdiction                       File Number)                   Identification
Incorporation)                                                        Number)

                551 Aspen Ridge Drive, Lafayette, Colorado 80026
              ----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (303) 665-5700
               --------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

     On August 24, 2000, the Registrant issued a press release with regard to the resignation of Joseph Allwein from his position as Vice President and Chief Operating Officer of the Registrant, effective August 23, 2000, attached hereto as Exhibit 99.1

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

EXHIBIT NO.            DESCRIPTION
-----------            -----------

   99.1       Press release dated August 24, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DYNAMIC MATERIALS CORPORATION

                                       By:   /s/ Richard A. Santa
                                            ------------------------
                                       Name:  Richard A. Santa
                                       Title: Vice President - Finance and
                                              Chief Financial Officer

August 25, 2000

                                Index to Exhibits

NUMBER                 DESCRIPTION
------                 -----------

 99.1       Press release dated August 24, 2000